LETTER  TO  OUR  SHAREHOLDERS

Dear  Fellow  Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. We are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

1999  THIRD  QUARTER  RESULTS

During the third quarter, the investment portfolio decreased 3%. Our net asset value also slipped 3% from $7.61 to $7.37.

The latest quarter brought stock market volatility we warned of in our second quarter report. Because we anticipated this volatility and prepared for it, we were able to cushion our shareholders from most of the decline seen in the S&P 500 and Russell 2000 indices - both of these market gauges lost nearly 7% during the quarter. We continue to be defensively postured for even greater potential volatility ahead, and we are in an excellent position to take advantage of buying opportunities when they arise.

1999  NINE-MONTH  RESULTS

Over the first nine months of 1999, our investments declined 5%. Our net asset value dipped from $7.80 to $7.37.

Although a difficult opening quarter gave us a disappointing comparison with the S&P 500 and Russell 2000 for the nine-month period, it is worth noting that a 1% gain in the more comparable Russell 2000 is not what it appears. Like many other indices (including the S&P 500 and NASDAQ), the Russell 2000 is heavily weighted by the biggest and most popular stocks. Removing the relative handful of billion dollar plus market stocks from the Russell 2000 illustrates that without these large-cap stocks the Russell 2000, which is thought of as being small capitalization in nature, actually declined nearly 9%. In our own Z-Seven portfolio, most of our equity investment is in domestic stocks (55%) of which more than 89% are less than $1 billion in market caps.

OUTLOOK

Much of Z-Seven's promising outlook is based on quality growth companies that were available at bargain prices during last year's market slide. We certainly took advantage of exceptional value in the U.K. late last year and early this year, with much reward. The earnings outlook is excellent for the vast majority of our U.K. investments, despite a gripping recession in British manufacturing. In fact, nearly 90% of our U.K. invested assets are in companies still showing operating earnings growth in their latest reports.

To a much greater extent, the bargains found among quality growth stocks late last year were right here at home, and now domestic small and micro caps dominate a portfolio that was once mostly British. Any significant stock market downturn could give us even more quality companies at the values we require for low-risk, long-term growth investment. The earnings performance for nearly all of these recently added small and micro-cap domestic companies continues to be outstanding, even better than expected in many cases. The exceptions among this unusually large group of companies have mostly been weeded out during the fourth quarter of 1999, and we are moving forward with one of the best portfolios I can remember.

The recent Federal Reserve and Bank of England tightenings, along with more than a year and a half of new Dow, S&P and NASDAQ composite highs unsupported by the broad market, may bring near-term difficulty for U.S. stocks before we can realize their long-term profit potential. We are protecting this promising portfolio, and our net asset value, to the extent we can with cash reserves and other measures available to us.

I strongly feel that we are exceptionally well positioned for both near-term volatility, as well as long-term growth, and look forward to the future with excitement.

Sincerely,




/s/  Barry  Ziskin


Barry  Ziskin                          December  10,  1999

YEAR  2000

Due to the reliance on computing, accounting and trading systems to conduct their businesses, the Fund, its service providers and its portfolio companies may be adversely affected if any of such entity's respective computing, accounting or trading systems, or those systems used by other entities with which they conduct business, are not capable of processing information with dates on or after January 1, 2000 properly (i.e., if such systems are not "Y2K-ready").

The Fund has not incurred any substantial cost to date as a result of its Y2K compliance efforts. Due to the Fund's reliance on third party vendors and service providers, management does not anticipate any material Y2K compliance costs prior to the Year 2000. No assurance can be given that all service providers will not be materially affected by Y2K-related problems or that replacements for deficient products or service providers can be obtained in a timely manner and without additional expense to the Fund.

The Investment Adviser may consider Y2K-related public disclosures made by the Fund's current and potential portfolio companies in its investment decision-making process for the Fund, but many foreign corporations are not subject to reporting requirements (or liability with respect to statements in such reports) comparable to those applicable to U.S. companies. Accordingly, little or no reliable Y2K-readiness information may be available with respect to foreign companies, and the Investment Adviser will be unable to verify the accuracy or completeness of any Y2K-readiness information that is available. As a result, the Fund is unable to protect itself against misleading, incomplete or unavailable Y2K-related disclosures, unanticipated Y2K problems at any of the Fund's portfolio companies, or Y2K-readiness information for any of the Fund's portfolio companies not received or not reviewed by the Fund.

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  September  30,  1999   (Unaudited)


------------------------------------------  -----------  -----------
Investment Securities                         Shares        Value
------------------------------------------  -----------  -----------
Common Stocks (a)
------------------------------------------  -----------  -----------
APPAREL & ACCESSORIES  -  3.1%
------------------------------------------  -----------  -----------
 Abbeycrest Plc                                  10,000  $    19,352
 Nautica Enterprises, Inc. (b)                   11,700      188,663
 Quiksilver, Inc. (b)                            15,150      276,487
 Tarrant Apparel Group (b)                        5,100       57,375
                                                         -----------
                                                             541,877
                                                         -----------
AUTOMOTIVE & TRANSPORTATION  -  3.3%
 Autopistas C.E. SA                              10,227      113,252
 Strattec Security Corporation (b)               13,600      476,000
                                                         -----------
                                                             589,252
                                                         -----------
BUILDING & MATERIALS  -  4.3%
 Barratt Developments Plc                        80,000      345,208
 Hughes Supply                                   12,200      265,350
 NCI Building Systems, Inc. (b)                   9,400      155,687
                                                         -----------
                                                             766,245
                                                         -----------

COMMUNICATION  -  2.1%
 AVT Corporation  (b)                             7,200      220,500
 Vertex Communications
   Corporation (b)                               14,000      156,625
                                                         -----------
                                                             377,125
                                                         -----------
COMPUTER & RELATED  -  17.9%
 CIBER, Inc. (b)                                  7,200      110,250
 Computer Horizons
     Corporation (b)                             13,000      151,125
 Cybex Computer Products
     Corporation (b)                              7,650      255,319
 Hummingbird
     Communications Ltd. (b)                      7,800      173,550
 Insight Enterprises, Inc. (b)                    6,187      201,077
 Kronos, Inc. (b)                                11,050      405,397
 Oracle Corporation (b)                           6,600      300,300
 Pomeroy Computer
     Resources, Inc. (b)                         19,900      220,144
 Sanderson Group Plc                            199,000      578,493
 Smart Modular
     Technologies, Inc. (b)                       8,000      272,500
 Synopsys, Inc. (b)                               8,600      482,944
                                                         -----------
                                                           3,151,099
                                                         -----------

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  September  30,  1999   (Unaudited)   Continued


------------------------------------------  -----------  -----------
Investment Securities                         Shares        Value
------------------------------------------  -----------  -----------
Common Stocks (a)
------------------------------------------  -----------  -----------
ELECTRICAL & ELECTRONICS  -  10.8%
 AFC Cable Systems, Inc. (b)                      3,100  $   131,750
 Benchmark Electronics, Inc. (b)                  7,100      250,719
 LSI Industries, Inc.                            11,600      265,350
 Plexus                                           8,600      263,375
 Roxboro Group Plc                              100,500      409,668
 TT Group Plc                                    61,900      139,925
 Technitrol, Inc.                                12,600      444,150
                                                         -----------
                                                           1,904,937
                                                         -----------
FINANCIAL SERVICES  -  11.9%
 Jardine Lloyd Thompson Group Plc               244,100    1,029,199
 Rathbone Brothers Plc                           86,000    1,062,315
                                                         -----------
                                                           2,091,514
                                                         -----------
FOOD & BEVERAGE  -  1.2%
 Carlsberg A/S                                    2,700       99,928
 Lindt & Spr ngli AG                                 46      116,916
                                                         -----------
                                                             216,844
                                                         -----------
HEALTH & PERSONAL CARE  -  4.9%
 AstraZeneca Plc (c)                              5,340      224,014
 L'Or al                                            325      208,262
 National Dentex Corporation (b)                 17,100      291,769
 Novartis AG                                         99      147,437
                                                         -----------
                                                             871,482
                                                         -----------
LEISURE  -  4.4%
 Anchor Gaming (b)                                6,000      357,000
 Ballantyne of Omaha, Inc. (b)                   50,505      284,090
 Dave and Buster's, Inc. (b)                     12,000      143,250
                                                         -----------
                                                             784,340
                                                         -----------

MULTI-INDUSTRY  -  5.1%
 Day Runner, Inc. (b)                            16,800      140,700
 Northern Technologies
     International Corporation                   23,300      164,556
 Tomkins Plc                                     40,966      172,725
 VT Holding A/S                                  10,565      429,663
                                                         -----------
                                                             907,644
                                                         -----------

RETAIL  -  2.0%
 Grow Biz International, Inc. (b)                26,700       81,769
 The Men's Wearhouse, Inc. (b)                   10,400      223,600
 Westfair Foods Ltd.                                360       39,245
                                                         -----------
                                                             344,614
                                                         -----------

MISCELLANEOUS  -  3.5%                           66,000      625,040
                                                         -----------

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  September  30,  1999   (Unaudited)   Continued


------------------------------------------  -----------  -----------
Investment Securities                         Shares        Value
------------------------------------------  -----------  -----------
Common Stocks (a)
------------------------------------------  -----------  -----------
TOTAL COMMON STOCKS  -  74.6%
     (Cost $12,980,968)                                  $13,172,013
------------------------------------------  -----------  -----------
Options
------------------------------------------  -----------  -----------
S & P  500 PUTS   - 6.4%
(Cost $995,500)                                     100    1,137,500
------------------------------------------  -----------  -----------
Temporary Cash Investments
------------------------------------------  -----------  -----------
U.S. TREASURY BILLS,
TOTAL TEMPORARY CASH INVESTMENTS -  5.6%
    (Cost $982,002)                                          982,002
------------------------------------------  -----------  -----------
TOTAL INVESTMENT SECURITIES  -  86.6%
     (Cost $14,958470)                                    15,291,515
------------------------------------------  -----------  -----------
CASH, RECEIVABLES, AND OTHER ASSETS
     LESS LIABILITIES  -  13.4%                            2,357,717
------------------------------------------  -----------  -----------
NET ASSETS  -  100.0%
     (Equivalent to $7.37 per share based
     on 2,394,531 shares of capital stock
     outstanding)                                        $17,649,232
==========================================  ===========  ===========

(a)     Percentages  are  based  on  net  assets  of  $17,649,232.
(b)     Non-income  producing  investment.
(c)     Formerly  Astra  AB.


-------------------------------------
COMMON  STOCKS  BY  COUNTRY
-------------------------------------
Percent   Country            Value
-------------------------------------

   54.9%  United States   $ 7,237,822
   33.3%  United Kingdom    4,381,925
    4.0%  Denmark             529,591
    1.6%  Canada              212,795
    2.0%  Switzerland         264,352
    1.7%  Sweden              224,014
    1.6%  France              208,262
     .9%  Spain               113,252
-------------------------------------
  100.0%                  $13,172,013
=====================================

BOARD  OF  DIRECTORS
Barry  Ziskin
Albert  Feldman
Dr.  Jeffrey  Shuster
Rochelle  Ziskin
Maria  De  Los  Santos

INVESTMENT  ADVISOR
TOP  Fund  Management,  Inc.

OFFICERS
Barry  Ziskin
President  and  Treasurer

Barbara  Perleberg
Secretary

CUSTODIAN
Chase  Manhattan  Bank

TRANSFER  AGENT
Norwest  Bank  Minnesota,  N.A.
Shareowner  Services

INDEPENDENT  AUDITORS
KPMG  LLP

GENERAL  COUNSEL
Kilpatrick  Stockton  LLP

STOCK  LISTINGS
NASDAQ
Symbol:  ZSEV
Pacific  Exchange
Symbol:  ZSE

CORPORATE  OFFICE
1819  South  Dobson  Road
Suite  109
Mesa,  AZ  85202
(602)  897-6214
Fax  (602)  345-9227
Zseven@aol.com